UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011

RadNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19019	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On November 21, 2011, pursuant to that certain Indenture (the “Indenture”), dated as of April 6, 2010, by and among RadNet, Inc., a Delaware corporation, Radnet Management, Inc., a California corporation (“Radnet Management”), U.S. Bank National Association, as Trustee, and each of the guarantors party thereto, the following wholly owned subsidiaries (the “Guarantor Subsidiaries”) of Radnet Management entered into Supplemental Indentures (collectively, the “Supplemental Indentures”): (i) Raven Holdings U.S., Inc., a Delaware corporation; (ii) American Radiology Services of Delaware, Inc., a Delaware corporation; (iii) CML HealthCare Rhode Island LLC, a Delaware limited liability company; (iv) American Radiology Services LLC, a Delaware limited liability company; and (v) Radiology Alliance Delivery System, LLC, a Maryland limited liability company.

Pursuant to the Supplemental Indentures, the Guarantor Subsidiaries unconditionally guaranteed the $200,000,000 aggregate principal amount of 10⅜% Senior Notes due 2018 issued by Radnet Management under the Indenture.

The description of the Supplemental Indentures contained herein is qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Supplemental Indenture, dated as of November 21, 2011, among Raven Holdings U.S., Inc., Radnet Management, Inc., RadNet, Inc., U.S. Bank and the other parties named therein.
10.2	Supplemental Indenture, dated as of November 21, 2011, among American Radiology Services of Delaware, Inc., Radnet Management, Inc., RadNet, Inc., U.S. Bank and the other parties named therein..
10.3	Supplemental Indenture, dated as of November 21, 2011, among CML HealthCare Rhode Island LLC, Radnet Management, Inc., RadNet, Inc., U.S. Bank and the other parties named therein.
10.4	Supplemental Indenture, dated as of November 21, 2011, among American Radiology Services LLC, Radnet Management, Inc., RadNet, Inc., U.S. Bank and the other parties named therein.
10.5	Supplemental Indenture, dated as of November 21, 2011, among Radiology Alliance Delivery System, LLC, Radnet Management, Inc., RadNet, Inc., U.S. Bank and the other parties named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

RADNET, INC.

By:	/S/ JEFFREY L. LINDEN
Name:	Jeffrey L. Linden
Title:	Executive Vice President and General Counsel

Date: November 22, 2011